                                                                   EXHIBIT 10.13


                           DAYTON SUPERIOR CORPORATION

                             1996 STOCK OPTION PLAN


     1. PURPOSE. The purpose of the Plan is to provide additional incentive to those officers and key employees of the Company whose substantial contributions are essential to the growth and success of the Company's business in order to strengthen their commitment to the Company and to retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company.

     2.  DEFINITIONS.  For purposes of this Plan:

          "AGREEMENT" means a written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions of the Option.

          "BOARD" means the Board of Directors of the Company.

          "CAUSE" means (i) the willful neglect by the Optionee of, or the refusal by the Optionee to perform, the Optionee's duties or responsibilities, or any willful act by the Optionee which materially impairs the ability of the Optionee to perform the Optionee's duties or responsibilities and which act continues after being brought to the attention of the Optionee (other than any such failure resulting from the Optionee's incapacity due to physical or mental illness), or (ii) any willful act or failure to act by the Optionee which is materially injurious to the Company.

          "CHANGE IN CAPITALIZATION" means any increase, reduction or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          "CHANGE OF CONTROL" means a change of control after the date this Plan becomes effective of a nature that would be required to be reported in response to Item 6(e) of Schedule 14 of Regulation 14A promulgated under the Exchange Act or any similar successor disclosure provisions. Without limiting the foregoing, a Change of Control shall be deemed to have occurred for purposes of the Plan regardless of the provisions of the Exchange Act, if (i) any "person," as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, Ripplewood or any affiliate of Ripplewood), including any "group" of persons, becomes the beneficial owner (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company which, together with any other securities of the Company theretofore directly or indirectly beneficially owned by such person, represent 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) at any election or series of elections, persons not proposed for nomination or nominated by the Board are elected as directors of the Company and together constitute 50% or more of the Board.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the Compensation and Benefits Committee of the Board or another committee appointed by the Board to administer the Plan and to perform the functions set forth herein; provided, however, that the Committee must consist of "disinterested persons" as defined in, and to the extent required by, Rule 16b-3 (or any successor provision) adopted under the Exchange Act.

          "COMMON SHARES" means any class of common shares of the Company.

          "COMPANY" means Dayton Superior Corporation, an Ohio corporation; provided, however, that when used herein in connection with the employment of any Person, "COMPANY" also shall include any subsidiary of the Company.

          "DISABILITY" has the meaning ascribed to such term in the Company's disability program as in effect at the time.

          "ELIGIBLE EMPLOYEE" means any officer or other key employee of the Company designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "FAIR MARKET VALUE" means the average of the highest sale price and the lowest sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange and published in the WALL STREET JOURNAL, or if no sale is reported for such date, then on the next preceding date for which a sale is reported or, if the Shares are no longer traded on the New York Stock Exchange, the determination of such value shall be made by the Committee in good faith.

          "INCENTIVE STOCK OPTION" means an Option granted under the Plan which qualifies as an incentive stock option under Section 422 of the Code.

          "NONSTATUTORY OPTION" means an Option granted under the Plan which by its terms does not qualify as an Incentive Stock Option.

          "OPTION" means an option granted under the Plan to acquire Shares, which may be a Nonstatutory Option or an Incentive Stock Option.

          "OPTIONEE" means a person to whom an Option has been granted under the Plan or any permitted transferee of such Option under the terms of the Plan.

          "PERSON" means a corporation, an association, a partnership, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

          "PLAN" means this Dayton Superior Corporation 1996 Stock Option Plan, as amended from time to time.

          "QUALIFIED DOMESTIC RELATIONS ORDER" means a qualified domestic relations order as defined in Section 414(p)(1)(B) of the Code which satisfies the conditions of Section 414(p)(1)(A) of the Code.

          "RETIREMENT" has the meaning ascribed to such term in the Company's retirement program as in effect at the time.

          "RIPPLEWOOD" means Ripplewood Holdings L.L.C., a Delaware limited liability company.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHAREHOLDER AGREEMENT" means that certain Amended and Restated Shareholder Agreement among the Company, Ripplewood and certain other shareholders of the Company, as the same may be amended from time to time.

          "SHARES" means the Class A Common Shares, without par value, of the Company (including any new, additional or different shares or securities resulting from a Change in Capitalization).

          "TAX DATE" means the date as of which the amount of a withholding tax payment with respect to the exercise of an Option is calculated.

     3. ADMINISTRATION. (a) The Plan shall be administered by the Committee. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall constitute the act of the Committee. Any action reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been taken at a meeting.

     (b) Subject to the express terms and conditions set forth in the Plan, the Committee shall have the power from time to time:

         (i) to determine those Eligible Employees to whom Options shall be granted under the Plan and the number of Options to be granted to each and to prescribe the terms and conditions (which need not be identical) of each Option, including the exercise price per Share of each Option;

        (ii) to construe and interpret the terms of the Plan and the Options including, without limitation, to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Agreement and to establish, amend and revoke rules and regulations for the administration of the Plan, in the manner and to the extent the Committee deems necessary or advisable to make the Plan fully effective (and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and each Optionee);

       (iii) to determine the duration and permitted purposes for any leave of absence which may be granted to an Optionee without constituting a termination of the Optionee's employment for purposes of the Plan;

        (iv) to authorize the payment to an Optionee, but only with the consent of the Optionee, in exchange for the cancellation of all or part of the Option, of cash in an amount not to exceed the difference between the aggregate Fair Market Value of the Shares with respect to which the Option is being cancelled (as of the effective date of such cancellation) and the aggregate exercise price of such Shares; and

         (v) generally, to exercise such powers and to perform such acts as the Committee deems are necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4. SHARES SUBJECT TO THE PLAN. (a) The maximum number of Shares that may be issued pursuant to Options granted under the Plan is 100,000, subject to adjustment as provided in Section 8. Such Shares may be authorized but unissued Shares or treasury shares. The Company shall reserve, for purposes of the Plan, out of its authorized but unissued Shares or treasury shares, or partly out of each, such number of Shares as shall be determined by the Board.

     (b) Whenever any outstanding Option or any portion of an outstanding Option expires, is cancelled or otherwise terminates (other than by exercise), the Shares subject to the unexercised portion of the Option which has expired, been cancelled or has terminated again shall be available for the grant of Options hereunder. Shares which have been surrendered to or withheld by the Company to satisfy all or a portion of the purchase price of an Option or a tax withholding obligation with respect to an Option thereafter shall not be available for the grant of Options under the Plan.

     5. OPTIONS. The terms and conditions of each option granted under this Plan shall be set forth in an Agreement. The terms of any Option may differ from the terms of other Options granted under the Plan at the same time or at any other time. The Committee also may grant more than one Option to an Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee. Each Option and Agreement shall be subject to the following conditions:

       (a) EXERCISE PRICE. No Option may be granted under the Plan with an exercise price per Share which is less than the Fair Market Value of a Share on the date the Option is granted.

       (b) DURATION. Options shall be for such term as the Committee determines at the time the Option is granted; provided, however, that no Option shall be exercisable for a period longer than ten years after the date the Option is granted. Subsequent to the granting of an Option, the Committee may extend the terms of the Option to any date before the tenth anniversary of the date of grant.

       (c) NON-TRANSFERABILITY. Unless otherwise provided in the Agreement with respect to an Option, no Option granted under the Plan shall be pledged, assigned, hypothecated or transferred by the Optionee other than by will or the laws of descent and distribution. Nonstatutory Options also may be transferred pursuant to a Qualified Domestic Relations Order. Options may be exercised during the lifetime of an Optionee only by the Optionee or the Optionee's guardian or legal representative, and in the case of Nonstatutory Options, the transferee under a Qualified Domestic Relations Order. With the consent of the Committee, each Optionee may designate a person or persons to receive, in the event of such Optionee's death, any Option or any number of Shares issuable upon exercise of such Option or any amount payable with respect thereto to which the Optionee would then be entitled.

       (d) EXERCISABILITY. Subject to acceleration as provided in Section 5(e), at the time an Option is granted the Committee may provide that the Option may be exercised in full or in part only after the passage of a specified period or periods of time following the date of grant or only if specified conditions have been satisfied. The Committee may accelerate the exercisability of any Option or any portion of an Option at any time. Subject to the ten-year limitation set forth in Section 5(b), the Committee may waive or modify at any time, either before or after an Option is granted, any condition, limitation or restriction with respect to the exercise of such Option imposed by or pursuant to this Section 5 or Section 6 in such circumstances as the Committee, in its discretion, may deem appropriate; provided, however, that any such waiver or modification with respect to an outstanding Option shall be subject to the limitations applicable to amendments to outstanding Options set forth in Section 5(j).

       (e) ACCELERATION OF EXERCISABILITY. Notwithstanding Section 5(d), unless otherwise set forth in the Agreement with respect to the Option, each Option shall become immediately exercisable upon a Change of Control, the death or Disability of the Optionee holding the Option or the Retirement of the Optionee holding the Option if at the time of the Optionee's Retirement the Optionee is age 65 or older.

       (f) TERMINATION OF EMPLOYMENT. (i) Unless otherwise set forth in the Agreement with respect to the Option, if an Optionee ceases to be employed by the Company, all Options held by the Optionee shall terminate as follows:

       (w) If the termination of employment is due to the death, Disability or Retirement of the Optionee, each Option held by the Optionee shall continue to be exercisable (to the extent exercisable at the time the Optionee's employment terminates, including as a result of any acceleration in accordance with Section 5(e)) by the Optionee, the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance for a period of one year following such termination of employment (but, in no event, beyond the original term of the Option), at the end of which period the Option shall terminate in full;

       (x) If the termination of employment is for any reason other than the death, Disability or Retirement of the Optionee or for Cause, each Option held by the Optionee shall continue to be exercisable (to the extent exercisable at the time the Optionee's employment terminates) for a period of 90 days following such termination of employment (but, in no event, beyond the original term of the Option), at the end of which period the Option shall terminate in full;

       (y) If the termination of employment is for Cause, each Option held by the Optionee, whether exercisable or not, shall be terminated in full upon such termination of employment; and

       (z) If an Optionee dies following termination of the Optionee's employment but during the period in which an Option held by the Optionee continues to be exercisable in accordance with this Section 5(f), such Option shall continue to be exercisable (to the extent exercisable at the time of death by the Optionee) by the Optionee's estate or by the person who acquired the right to exercise the Option by bequest or inheritance for a period of one year following the date of the Optionee's death (but, in no event, beyond the original term of the Option).

  Notwithstanding the foregoing, the Committee may provide, at the time an Option is granted or thereafter, that an Option may be exercised after the periods provided for in this Section 5(f) (but, in no event, beyond the original term of the Option).

       (ii) At any time that an Optionee has the right to exercise an Option during a period following termination of employment in accordance with clause
  (w), (x) or (z) of Section 5(f)(i), the Company shall have the right to cancel the Option by so notifying the Optionee in writing and agreeing to pay to the Optionee, within 10 days, an amount equal to the number of Shares subject to the Option multiplied by the amount, if any, by which the Fair Market Value of a Share determined as of the date the Company gives such notice exceeds the exercise price per Share of the Option.

       (g) EXERCISE OF OPTION. (i) An Option may be exercised only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement. The exercise price for the Shares to be purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee may approve, by transferring Shares to the Company or by the retention by the Company of Shares to be issued upon the exercise of such Option, or any combination thereof. Any Shares transferred to the Company or retained by the Company as payment of the exercise price of an Option shall be valued at their Fair Market Value on the business day preceding the date the Option is exercised. If required by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company, who shall endorse on the Agreement a notation of such exercise and shall return such Agreement to the Optionee. Any exercise of an Option for fewer than all of the Shares covered by the Option shall be for at least ten Shares. No fractional Shares shall be issued upon the exercise of an Option.

       (ii) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Shares before the Company issues certificates for the Shares being purchased, the Company may delay delivering the certificates for the Shares for the period necessary to take such action; provided, however, that the Company shall use its reasonable best efforts to promptly take any such action. The certificate or certificates representing Shares acquired upon the exercise of an Option may bear a legend restricting the transfer of such Shares to the extent required by applicable law, regulation or interpretation, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

       (h) RIGHTS OF OPTIONEE. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to an Option unless and until the Option has been validly exercised, the Company has issued and delivered certificates for the Shares to the Optionee, and the Optionee's name has been entered as a shareholder of record on the books of the Company.

       (i) SHAREHOLDER AGREEMENT. Unless otherwise expressly provided in the Agreement at the time an Option is granted, if an Optionee who is not bound by the terms of the Shareholder Agreement exercises an Option, the Optionee shall become a party to, and shall become bound by, the Shareholder Agreement and shall execute any instrument which, in the reasonable opinion of the Board or the Committee, is necessary for such purpose. Upon the exercise of an Option by an Optionee who is already bound by the terms of the Shareholder Agreement, the Shares acquired by the Optionee shall be subject to the Shareholder Agreement, and the Optionee shall execute any instrument which, in the reasonable opinion of the Board or the Committee, is necessary for such purpose.

       (j) AMENDMENT OF OPTIONS. Subject to the terms and provisions of the Plan, the Committee may amend any outstanding Option in any respect; provided, however, that (i) no such amendment shall reduce the exercise price of the Option (except to set forth an adjustment in the exercise price made pursuant to Section 8), and (ii) the consent of the Optionee to such amendment must be obtained if the amendment would adversely affect the rights of the Optionee under the Option.

     6. ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. (a) The following additional terms and provisions shall apply to all Incentive Stock Options granted under the Plan, notwithstanding any provision of Section 5 to the contrary:

       (i) No Incentive Stock Option shall be granted to an officer or other employee who possesses, directly or indirectly (as provided in Section 424(d) of the Code), at the time of grant more than 10% of the combined voting power of all classes of capital shares of the Company or any subsidiary unless (i) the exercise price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option on the date the Incentive Stock Option is granted, and (ii) the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant;

       (ii) The aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year shall not exceed $100,000, or such other maximum amount permitted by the Code; and

       (iii)  No Incentive Stock Option may be granted after [_____]1,
     2006.

       (b) The Committee may grant Incentive Stock Options from time to time to employees of the Company who formerly were employed by a corporation with which the Company has entered into a transaction described in Section 424(a) of the Code in substitution for Incentive Stock Options held by such persons. Any Incentive Stock Options so granted shall be on such terms and conditions as may be necessary for the grant to be treated as a substitution under
  Section 424(a) of the Code. To the extent contemplated by Section 424(a) of the Code, any Incentive Stock Options so granted need not comply with the restrictions set forth in Section 5(a) and 6(a) above.

     7. TAX WITHHOLDING. With the approval of the Committee, an Optionee may elect to have the Company retain from the Shares to be issued upon the exercise of an Option a number of Shares, or may deliver to the Company a number of Shares, having a Fair Market Value on the Tax Date equal to all or any part of the federal, state and local withholding tax payments (whether mandatory or permissive) to be made on behalf of the Optionee with respect to the exercise of the Option (up to a maximum amount determined by the Optionee's top marginal tax rate) in lieu of making such payments in cash. The Committee may establish rules or limitations with respect to the exercise of the rights described in this Section 7 from time to time; provided, however, that any such election made by a person subject to Section 16 of the Exchange Act must be made in accordance with any applicable rules established thereunder.

     8. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of a Change in Capitalization, the Board or the Committee shall determine the appropriate adjustments, if any, to the maximum number and class of shares with respect to which Options may be granted under the Plan, the number and class of shares subject to outstanding Options granted under the Plan, and the exercise price therefor, if applicable, and any such determination shall be conclusive. Notwithstanding the foregoing, however, no such adjustment shall be made with respect to the Recapitalization (as defined in the Company's Amended Articles of Incorporation).

     9. TERMINATION AND AMENDMENT OF THE PLAN. The Plan shall terminate on the day preceding the tenth anniversary of its effective date and no Options thereafter may be granted under the Plan. The Board may terminate or amend the Plan at any time, and from time to time; provided, however, that no such amendment shall be effective unless approved by the shareholders of the Company if such shareholder approval is required (a) so that transactions hereunder will be exempt under Rule 16b-3 under the Exchange Act or (b) to comply with any other applicable law, regulation or stock exchange rule. The rights and obligations of an Optionee under any Option outstanding at the time of any such amendment to the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Optionee.

          10. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW. (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Ohio without giving effect to the choice of law principles thereof.

          (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and the rules of any stock exchange on which the Shares are listed.

          (c) If at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares upon the exercise of an Option, no Option shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

          11.  EFFECTIVE DATE.  The Plan shall be effective on [_____]1, 1996.

________________
1Day prior to the date the Plan is approved by the shareholders of the Company.